Exhibit 10.24
AMENDMENT NO. 6 TO MASTER SUPPLY AGREEMENT

THIS AMENDMENT NO. 6 TO THE MASTER SUPPLY AGREEMENT (this “Amendment”) is entered into this 27th day of July 2022 (“Amendment Effective Date”) by and between ENPHASE ENERGY, INC., a Delaware corporation, having its principal place of business at 47281 Bayside Parkway, Fremont, CA 94538 U.S.A. (“Enphase”), and SUNPOWER CORPORATION, a corporation organized under the laws of Delaware, having its principal place of business at 51 Rio Robles, San Jose, California 95134 U.S.A. (“SunPower”). Capitalized terms used herein without definition shall have the same meanings given in the Agreement (as defined below).

Recitals

A.Enphase and SunPower have entered into that certain Mater Supply Agreement dated June 12, 2018, as previously amended by Amendment No. 1 dated December 10, 2018, Amendment No. 2 dated October 15, 2020, Amendment No. 3 dated October 28, 2020, Amendment No. 4 dated January 4, 2021, and Amendment No. 5 dated July 6, 2022 (collectively, the “Agreement”).

B.Enphase and SunPower have agreed to amend the Agreement upon the terms and conditions more fully set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.AMENDMENT. The Agreement is hereby amended as follows:

a.The definition of “Origin Port” set forth in the Agreement are stricken in its entirety and amended to read as follows:

“Origin Port: means the Enphase warehouse closest to Enphase’s manufacturing site for the Products or such other port, as agreed.”

b.Section 3.1 (Shipping & Delivery) of the Master Supply Agreement shall be stricken in its entirety and amended to read as follows:

“Products shall be delivered F.C.A. (Incoterms 2020) Origin Port, at which point the following will pass from Enphase to SunPower: (i) title to the Products (other than the Embedded Software) and (ii) risk of loss. Enphase may make partial shipments of the Products, and each shipment will constitute a separate sale. SunPower shall pay for Products shipment, in accordance with the payment terms specified in Section 2.6, regardless of whether such shipment is in whole or partial fulfillment of Purchase Order.”

c.The Incoterms set forth in Exhibit B-1 of Amendment 1 are stricken in their entirety and replace with “FCA (Incoterms 2020) Origin Port.”

d.The Incoterms set forth in Attachment B of Amendment 4 are stricken in their entirety and replaced with “FCA (Incoterms 2020) Origin Port.”

Exhibit 10.24

2.LIMITATION. The amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed: (a) to be a waiver or modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy that the parties may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

3.COUNTERPARTS. This Amendment may be signed originally or by facsimile or other means of electronic transmission in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were originals upon a single instrument. All counterparts shall be deemed an original of this Amendment.

4.INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.

5.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

In Witness Whereof, the parties have duly authorized and caused this Amendment No. 6 to be executed as of the Amendment Effective Date.

ENPHASE ENERGY, INC.	SUNPOWER CORPORATION

By: /s/ David Ranhoff	By: /s/ Karry Keas

Name: David Ranhoff	Name: Karry Keas

Title: Chief Commercial Officer	Title: Senior Director of Procurement
Date: 7/28/2022	Date: 7/28/2022